SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

        ..............................................................

                                   FORM 8-K
                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)

        July 21, 1997

        Rexhall Industries, Inc.
        (Exact name of registrant as specified in charter)

California                     0-17824                       95-4135907
(State or other              (Commission                  (IRS Employer
jurisdiction of             File Number)            Identification No.)
incorporation)

              46147 7th Street West, Lancaster California 93534
             (Address of principal executive offlces) (Zip Code)

Registrant's telephone number including area code:

                                (805) 726-0565

(Former name or former address, if changed since last report.)

Item 1. Changes in Control Of Registrant.

      Not applicable.

Item 2. Acquisition or Disposition of Assets.

      None.

Item 3. Bankruptcy or Receivership.

      Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 5. Other Events.

      The Company is a defendant in an action on behalf of purchasers of its motorhomes, alleging that the Company and its California dealers misrepresented the construction and quality of its motorhomes. The action is currently pending in Orange County Superior Court, California. Class certification proceedings began April 1, 1997, and mailing to the certified class was authorized July 16, subject to additional hearings seeking decertification set for August 13, 1997. The relief requested includes actual damages, injunctive relief, and punitive damages, in unspecified amounts. An adverse judgment, if granted, could be material to the Company. While the outcome of the litigation cannot be predicted, the Company believes that it has meritorious defenses to the claims.

Item 6. Resignations of Registrant's Directors.

      Not applicable

Item 7. Financial Statements,  Pro Forma Financial Information and Exhibits.

      Not applicable.

                                   EXHIBITS

                                    None.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Rexhall Industries, Inc.
                                     (Registrant)

                                     By: /S/ William J. Rex
                                     President & Chief Executive Officer

                                     Date: July 21, 1997